Hospitality Properties Trust Fourth Quarter 2017 Supplemental Operating and Financial Data All amounts in this report are unaudited. Sonesta ES Suites Orlando Orlando, FL Operator: Sonesta International Hotels Corp. Guest Rooms: 146 Exhibit 99.2

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 TABLE OF CONTENT S TABLE OF CONTENTS PAGE CORPORATE INFORMATION 6 Company Profile 7,8 Investor Information 9 Research Coverage 10 FINANCIALS Key Financial Data 12 Consolidated Balance Sheets 13 Consolidated Statements of Income 14 Notes to Consolidated Statements of Income 15 Consolidated Statements of Cash Flows 16 Debt Summary 17 Debt Maturity Schedule 18 Leverage Ratios, Coverage Ratios and Public Debt Covenants 19 FF&E Reserve Escrows 20 Property Acquisition and Disposition Information Since January 1, 2017 21 Calculation of EBITDA and Adjusted EBITDA 22 Calculation of Funds from Operations (FFO) and Normalized FFO Available for Common Shareholders 23 Non-GAAP Financial Measures Definitions 24 OPERATING AGREEMENTS AND PORTFOLIO INFORMATION Portfolio by Operating Agreement and Manager 26 Portfolio by Brand 27 Operating Agreement Information 28-30 Operating Statistics by Hotel Operating Agreement and Manager 31 Coverage by Operating Agreement and Manager 32 2

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENT S 3 THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, "WILL", “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING: • OUR HOTEL MANAGERS’ OR TENANTS’ ABILITIES TO PAY THE CONTRACTUAL AMOUNTS OF RETURNS OR RENTS DUE TO US, • OUR ABILITY TO COMPETE FOR ACQUISITIONS EFFECTIVELY, • OUR POLICIES AND PLANS REGARDING INVESTMENTS, FINANCINGS AND DISPOSITIONS, • OUR ABILITY TO PAY DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO SUSTAIN THE AMOUNT OF SUCH DISTRIBUTIONS, • OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL, • OUR ABILITY TO APPROPRIATELY BALANCE OUR USE OF DEBT AND EQUITY CAPITAL, • OUR INTENT TO MAKE IMPROVEMENTS TO CERTAIN OF OUR PROPERTIES AND THE SUCCESS OF OUR HOTEL RENOVATIONS TO IMPROVE OUR HOTELS' RATES AND OCCUPANCIES, • OUR ABILITY TO ENGAGE AND RETAIN QUALIFIED MANAGERS AND TENANTS FOR OUR HOTELS AND TRAVEL CENTERS ON SATISFACTORY TERMS, • THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY, • OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT, • OUR CREDIT RATINGS, • THE ABILITY OF TRAVELCENTERS OF AMERICA LLC, OR TA, TO PAY CURRENT AND DEFERRED RENT AMOUNTS AND OTHER OBLIGATIONS DUE TO US, • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH THE RMR GROUP INC., OR RMR INC., • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH AFFILIATES INSURANCE COMPANY, OR AIC, AND FROM OUR PARTICIPATION IN INSURANCE PROGRAMS ARRANGED BY AIC, • OUR QUALIFICATION FOR TAXATION AS A REAL ESTATE INVESTMENT TRUST, OR REIT, AND • OTHER MATTERS. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, OR FFO, AVAILABLE FOR COMMON SHAREHOLDERS, NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS, EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION, OR EBITDA, EBITDA AS ADJUSTED, OR ADJUSTED EBITDA, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: • THE IMPACT OF CONDITIONS AND CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR MANAGERS AND TENANTS, • COMPETITION WITHIN THE REAL ESTATE, HOTEL, TRANSPORTATION AND TRAVEL CENTER INDUSTRIES, PARTICULARLY IN THOSE MARKETS IN WHICH OUR PROPERTIES ARE LOCATED, • COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS AFFECTING THE REAL ESTATE, HOTEL, TRANSPORTATION AND TRAVEL CENTER INDUSTRIES, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, • LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY FOR TAXATION AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES, • ACTS OF TERRORISM, OUTBREAKS OF SO CALLED PANDEMICS OR OTHER MANMADE OR NATURAL DISASTERS BEYOND OUR CONTROL, AND • ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR RELATED PARTIES, INCLUDING OUR MANAGING TRUSTEE, TA, SONESTA INTERNATIONAL HOTELS CORPORATION, OR SONESTA, RMR INC., THE RMR GROUP LLC, OR RMR LLC, AIC AND OTHERS AFFILIATED WITH THEM. WARNING CONCERNING FORWARD LOOKING STATEMENTS

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 FO RW ARD LOOKING S TA TEMENTS (continued ) 4 FOR EXAMPLE: • OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO MAKE PAYMENTS OF PRINCIPAL AND INTEREST ON OUR INDEBTEDNESS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS, THE CAPITAL COSTS WE INCUR TO MAINTAIN OUR PROPERTIES AND OUR WORKING CAPITAL REQUIREMENTS. WE MAY BE UNABLE TO PAY OUR DEBT OBLIGATIONS OR TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS ON OUR COMMON SHARES AND FUTURE DISTRIBUTIONS MAY BE REDUCED OR ELIMINATED. • THE SECURITY DEPOSITS WHICH WE HOLD ARE NOT IN SEGREGATED CASH ACCOUNTS OR OTHERWISE SEPARATE FROM OUR OTHER ASSETS AND LIABILITIES. ACCORDINGLY, WHEN WE RECORD INCOME BY REDUCING OUR SECURITY DEPOSIT LIABILITIES, WE DO NOT RECEIVE ANY ADDITIONAL CASH PAYMENT. BECAUSE WE DO NOT RECEIVE ANY ADDITIONAL CASH PAYMENT AS WE APPLY SECURITY DEPOSITS TO COVER PAYMENT SHORTFALLS, THE FAILURE OF OUR MANAGERS OR TENANTS TO PAY MINIMUM RETURNS OR RENTS DUE TO US MAY REDUCE OUR CASH FLOWS AND OUR ABILITY TO PAY DISTRIBUTIONS TO SHAREHOLDERS. • AS OF DECEMBER 31, 2017, APPROXIMATELY 74% OF OUR AGGREGATE ANNUAL MINIMUM RETURNS AND RENTS WERE SECURED BY GUARANTEES OR SECURITY DEPOSITS FROM OUR MANAGERS AND TENANTS. THIS MAY IMPLY THAT THESE MINIMUM RETURNS AND RENTS WILL BE PAID. IN FACT, CERTAIN OF THESE GUARANTEES AND SECURITY DEPOSITS ARE LIMITED IN AMOUNT AND DURATION AND ALL THE GUARANTEES ARE SUBJECT TO THE GUARANTORS’ ABILITIES AND WILLINGNESS TO PAY. WE CANNOT BE SURE OF THE FUTURE FINANCIAL PERFORMANCE OF OUR PROPERTIES AND WHETHER SUCH PERFORMANCE WILL COVER OUR MINIMUM RETURNS AND RENTS, WHETHER THE GUARANTEES OR SECURITY DEPOSITS WILL BE ADEQUATE TO COVER FUTURE SHORTFALLS IN THE MINIMUM RETURNS OR RENTS DUE TO US WHICH THEY GUARANTY OR SECURE, OR REGARDING OUR MANAGERS’, TENANTS’ OR GUARANTORS’ FUTURE ACTIONS IF AND WHEN THE GUARANTEES AND SECURITY DEPOSITS EXPIRE OR ARE DEPLETED OR THEIR ABILITIES OR WILLINGNESS TO PAY MINIMUM RETURNS AND RENTS OWED TO US. MOREOVER, THE SECURITY DEPOSITS WE HOLD ARE NOT SEGREGATED FROM OUR OTHER ASSETS AND THE APPLICATION OF SECURITY DEPOSITS TO COVER PAYMENT SHORTFALLS WILL RESULT IN US RECORDING INCOME, BUT WILL NOT RESULT IN US RECEIVING ADDITIONAL CASH. THE BALANCE OF OUR ANNUAL MINIMUM RETURNS AND RENTS AS OF DECEMBER 31, 2017 WAS NOT GUARANTEED. • WYNDHAM'S $35.7 MILLION LIMITED GUARANTY WAS DEPLETED DURING THE YEAR ENDED DECEMBER 31, 2017. WE DO NOT HOLD A SECURITY DEPOSIT WITH RESPECT TO AMOUNTS DUE UNDER THE WYNDHAM AGREEMENT. WYNDHAM HAS PAID 85% OF THE MINIMUM RETURNS DUE TO US FOR JANUARY AND FEBRUARY 2018. WE CAN PROVIDE NO ASSURANCE AS TO WHETHER WYNDHAM WILL CONTINUE TO PAY AT LEAST THE GREATER OF AVAILABLE HOTEL CASH FLOWS AND 85% OF THE MINIMUM RETURNS DUE TO US OR IF WYNDHAM WILL DEFAULT ON ITS PAYMENTS. • WE HAVE NO GUARANTEES OR SECURITY DEPOSITS FOR THE MINIMUM RETURNS DUE TO US FROM OUR MARRIOTT NO. 1 OR OUR SONESTA HOTEL AGREEMENTS. ACCORDINGLY, WHEN WE RECEIVE THE CONTRACTUAL AMOUNTS DUE TO US UNDER THESE CONTRACTS, SUCH AMOUNTS MAY BE LESS THAN THE MINIMUM RETURNS STATED IN THOSE MANAGEMENT CONTRACTS. • WE HAVE RECENTLY RENOVATED CERTAIN HOTELS AND ARE CURRENTLY RENOVATING ADDITIONAL HOTELS. WE CURRENTLY EXPECT TO FUND APPROXIMATELY $180.1 MILLION IN 2018 AND APPROXIMATELY $105.6 MILLION IN 2019 FOR RENOVATIONS AND OTHER CAPITAL IMPROVEMENT COSTS AT CERTAIN OF OUR HOTELS. THE COST OF CAPITAL PROJECTS ASSOCIATED WITH SUCH RENOVATIONS MAY BE GREATER THAN WE NOW ANTICIPATE. OPERATING RESULTS AT OUR HOTELS MAY DECLINE AS A RESULT OF HAVING ROOMS OUT OF SERVICE OR OTHER DISRUPTIONS DURING RENOVATIONS. ALSO, WHILE OUR FUNDING OF THESE CAPITAL PROJECTS WILL CAUSE OUR CONTRACTUAL MINIMUM RETURNS TO INCREASE, THE HOTELS’ OPERATING RESULTS MAY NOT INCREASE OR MAY NOT INCREASE TO THE EXTENT THAT THE MINIMUM RETURNS INCREASE. ACCORDINGLY, COVERAGE OF OUR MINIMUM RETURNS AT THESE HOTELS MAY REMAIN DEPRESSED FOR AN EXTENDED PERIOD. • WE CURRENTLY EXPECT TO PURCHASE FROM TA DURING 2018 APPROXIMATELY $51.5 MILLION OF CAPITAL IMPROVEMENTS TA EXPECTS TO MAKE TO THE TRAVEL CENTERS WE LEASE TO TA. PURSUANT TO THE TERMS OF THE APPLICABLE LEASES, THE ANNUAL RENT PAYABLE TO US BY TA WILL INCREASE AS A RESULT OF ANY SUCH PURCHASES. WE MAY ULTIMATELY PURCHASE MORE OR LESS THAN THIS BUDGETED AMOUNT. TA MAY NOT REALIZE RESULTS FROM ANY OF THESE CAPITAL IMPROVEMENTS WHICH EQUAL OR EXCEED THE INCREASED ANNUAL RENTS IT WILL BE OBLIGATED TO PAY TO US, WHICH COULD INCREASE THE RISK OF TA BEING UNABLE TO PAY AMOUNTS DUE TO US. • HOTEL ROOM DEMAND AND TRUCKING ACTIVITY ARE OFTEN REFLECTIONS OF THE GENERAL ECONOMIC ACTIVITY IN THE COUNTRY AND IN THE GEOGRAPHIC AREAS WHERE OUR PROPERTIES ARE LOCATED. IF ECONOMIC ACTIVITY DECLINES, HOTEL ROOM DEMAND AND TRUCKING ACTIVITY MAY DECLINE AND THE OPERATING RESULTS OF OUR HOTELS AND TRAVEL CENTERS MAY DECLINE, THE FINANCIAL RESULTS OF OUR HOTEL MANAGERS AND OUR TENANTS, INCLUDING TA, MAY SUFFER AND THESE MANAGERS AND TENANTS MAY BE UNABLE TO PAY OUR RETURNS OR RENTS. ALSO, DEPRESSED OPERATING RESULTS FROM OUR PROPERTIES FOR EXTENDED PERIODS MAY RESULT IN THE OPERATORS OF SOME OR ALL OF OUR HOTELS AND OUR TRAVEL CENTERS BECOMING UNABLE OR UNWILLING TO MEET THEIR OBLIGATIONS OR THEIR GUARANTEES AND SECURITY DEPOSITS WE HOLD MAY BE EXHAUSTED. • HOTEL AND OTHER COMPETITIVE FORMS OF TEMPORARY LODGING SUPPLY (FOR EXAMPLE, AIRBNB) HAVE BEEN INCREASING AND MAY AFFECT OUR HOTEL OPERATORS' ABILITY TO GROW AVERAGE DAILY RATE, OR ADR, AND OCCUPANCY, AND ADR AND OCCUPANCY COULD DECLINE DUE TO INCREASED COMPETITION WHICH MAY CAUSE OUR HOTEL OPERATORS TO BECOME UNABLE TO PAY OUR RETURNS OR RENTS. • IF THE CURRENT LEVEL OF COMMERCIAL ACTIVITY IN THE COUNTRY DECLINES, IF THE PRICE OF DIESEL FUEL INCREASES SIGNIFICANTLY, IF FUEL CONSERVATION MEASURES ARE INCREASED, IF FREIGHT BUSINESS IS DIRECTED AWAY FROM TRUCKING, IF TA IS UNABLE TO EFFECTIVELY COMPETE OR OPERATE ITS BUSINESS, IF FUEL EFFICIENCIES, THE USE OF ALTERNATIVE FUELS OR TRANSPORTATION TECHNOLOGIES REDUCE THE DEMAND FOR PRODUCTS AND SERVICES TA SELLS OR FOR VARIOUS OTHER REASONS, TA MAY BECOME UNABLE TO PAY CURRENT AND DEFERRED RENTS DUE TO US. • OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES THAT GENERATE RETURNS OR CAN BE LEASED FOR RENTS WHICH EXCEED THEIR OPERATING AND CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING, MANAGEMENT CONTRACTS OR LEASE TERMS FOR NEW PROPERTIES. • CONTINGENCIES IN OUR ACQUISITION AND SALE AGREEMENTS MAY NOT BE SATISFIED AND OUR PENDING ACQUISITIONS AND SALES AND ANY RELATED MANAGEMENT OR LEASE ARRANGEMENTS WE EXPECT TO ENTER MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS OF SUCH TRANSACTIONS OR ARRANGEMENTS MAY CHANGE.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 FO RW ARD LOOKING S TA TEMENTS (continued ) 5 • AT DECEMBER 31, 2017, WE HAD $24.1 MILLION OF CASH AND CASH EQUIVALENTS, $602.0 MILLION AVAILABLE UNDER OUR $1.0 BILLION REVOLVING CREDIT FACILITY AND SECURITY DEPOSITS AND GUARANTEES COVERING SOME OF OUR MINIMUM RETURNS AND RENTS. THESE STATEMENTS MAY IMPLY THAT WE HAVE ABUNDANT WORKING CAPITAL AND LIQUIDITY. HOWEVER, OUR MANAGERS AND TENANTS MAY NOT BE ABLE TO FUND MINIMUM RETURNS AND RENTS DUE TO US FROM OPERATING OUR PROPERTIES OR FROM OTHER RESOURCES; IN THE PAST AND CURRENTLY, CERTAIN OF OUR TENANTS AND HOTEL MANAGERS HAVE IN FACT NOT PAID THE MINIMUM AMOUNTS DUE TO US FROM THEIR OPERATIONS OF OUR LEASED OR MANAGED PROPERTIES. ALSO, CERTAIN OF THE SECURITY DEPOSITS AND GUARANTEES WE HAVE TO COVER ANY SUCH SHORTFALLS ARE LIMITED IN AMOUNT AND DURATION, AND ANY SECURITY DEPOSITS WE APPLY FOR SUCH SHORTFALLS DO NOT RESULT IN ADDITIONAL CASH FLOWS TO US. OUR PROPERTIES REQUIRE, AND WE HAVE AGREED TO PROVIDE, SIGNIFICANT FUNDING FOR CAPITAL IMPROVEMENTS, RENOVATIONS AND OTHER MATTERS. ACCORDINGLY, WE MAY NOT HAVE SUFFICIENT WORKING CAPITAL OR LIQUIDITY. • WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE. • CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CREDIT FACILITY CONDITIONS THAT WE MAY BE UNABLE TO SATISFY. • ACTUAL COSTS UNDER OUR REVOLVING CREDIT FACILITY OR OTHER FLOATING RATE DEBT WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH SUCH DEBT. • THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOAN MAY BE INCREASED TO UP TO $2.3 BILLION ON A COMBINED BASIS IN CERTAIN CIRCUMSTANCES; HOWEVER, INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOAN IS SUBJECT TO OUR OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR. • THE PREMIUMS USED TO DETERMINE THE INTEREST RATE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND TERM LOAN AND THE FACILITY FEE PAYABLE ON OUR REVOLVING CREDIT FACILITY ARE BASED ON OUR CREDIT RATINGS.  FUTURE CHANGES IN OUR CREDIT RATINGS MAY CAUSE THE INTEREST AND FEES WE PAY TO INCREASE. • WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF OUR REVOLVING CREDIT FACILITY UPON PAYMENT OF A FEE AND MEETING OTHER CONDITIONS; HOWEVER, THE APPLICABLE CONDITIONS MAY NOT BE MET. • THE BUSINESS AND PROPERTY MANAGEMENT AGREEMENTS BETWEEN US AND RMR LLC HAVE CONTINUING 20 YEAR TERMS.  HOWEVER, THOSE AGREEMENTS PERMIT EARLY TERMINATION IN CERTAIN CIRCUMSTANCES.  ACCORDINGLY, WE CANNOT BE SURE THAT THESE AGREEMENTS WILL REMAIN IN EFFECT FOR CONTINUING 20 YEAR TERMS. • WE BELIEVE THAT OUR RELATIONSHIPS WITH OUR RELATED PARTIES, INCLUDING RMR LLC, RMR INC., TA, SONESTA, AIC AND OTHERS AFFILIATED WITH THEM MAY BENEFIT US AND PROVIDE US WITH COMPETITIVE ADVANTAGES IN OPERATING AND GROWING OUR BUSINESS. HOWEVER, THE ADVANTAGES WE BELIEVE WE MAY REALIZE FROM THESE RELATIONSHIPS MAY NOT MATERIALIZE. • RMR INC. MAY REDUCE THE AMOUNT OF ITS DISTRIBUTIONS TO ITS SHAREHOLDERS, INCLUDING US. • MARRIOTT INTERNATIONAL, INC., OR MARRIOTT, HAS NOTIFIED US THAT IT DOES NOT INTEND TO EXTEND ITS LEASE FOR OUR RESORT HOTEL ON KAUAI, HAWAII WHEN THAT LEASE EXPIRES ON DECEMBER 31, 2019 AND WE INTEND TO HAVE DISCUSSIONS WITH MARRIOTT ABOUT THE FUTURE OF THIS HOTEL. THESE STATEMENTS MAY IMPLY THAT MARRIOTT WILL NOT OPERATE THIS HOTEL IN THE FUTURE OR THAT WE MAY RECEIVE LESS CASH FLOWS FROM THIS HOTEL IN THE FUTURE. OUR DISCUSSIONS WITH MARRIOTT HAVE ONLY RECENTLY BEGUN. AT THIS TIME WE CANNOT PREDICT HOW OUR DISCUSSIONS WITH MARRIOTT WILL IMPACT THE FUTURE OF THIS HOTEL. FOR EXAMPLE, THIS HOTEL MAY CONTINUE TO BE OPERATED BY MARRIOTT ON DIFFERENT CONTRACT TERMS THAN THE CURRENT LEASE, WE MAY IDENTIFY A DIFFERENT OPERATOR FOR THIS HOTEL OR THE CASH FLOWS WHICH WE RECEIVE FROM OUR OWNERSHIP OF THIS HOTEL MAY BE DIFFERENT THAN THE RENT WE NOW RECEIVE. ALSO, ALTHOUGH THE CURRENT LEASE EXPIRES ON DECEMBER 31, 2019, WE AND MARRIOTT MAY AGREE UPON A DIFFERENT TERMINATION DATE. AND • WE HAVE ADVISED MORGANS HOTEL GROUP, OR MORGANS, THAT THE CLOSING OF ITS MERGER WITH SBE ENTERTAINMENT GROUP, LLC, OR SBE, WAS A VIOLATION OF OUR AGREEMENT WITH MORGANS, WE BEGAN A LITIGATION FOR UNLAWFUL DETAINER AGAINST MORGANS AND SBE TO COMPEL MORGANS AND SBE TO SURRENDER POSSESSION OF THE SAN FRANCISCO HOTEL WHICH MORGANS LEASES FROM US, AND WE ARE IN DISCUSSIONS WITH MORGANS AND SBE REGARDING THIS MATTER. THE OUTCOME OF THIS PENDING LITIGATION AND OF OUR DISCUSSIONS WITH MORGANS AND SBE IS NOT ASSURED, BUT WE BELIEVE THAT MORGANS MAY SURRENDER POSSESSION OF THIS HOTEL OR THAT THE COURT WILL DETERMINE THAT MORGANS AND SBE HAVE BREACHED THE LEASE. WE ALSO BELIEVE THAT THIS HOTEL MAY REQUIRE SUBSTANTIAL CAPITAL INVESTMENT TO REMAIN COMPETITIVE IN ITS MARKET. THE CONTINUATION OF OUR DISPUTE WITH MORGANS AND SBE REQUIRES US TO EXPEND LEGAL FEES AND THE RESULT OF THIS DISPUTE MAY CAUSE US SOME LOSS OF RENT, AT LEAST UNTIL THIS HOTEL MAY BE RENOVATED AND OPERATIONS IMPROVE. LITIGATION AND DISPUTES WITH TENANTS OFTEN PRODUCE UNEXPECTED RESULTS AND WE CAN PROVIDE NO ASSURANCE REGARDING THE RESULTS OF THIS DISPUTE. CURRENTLY UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS ACTS OF TERRORISM, NATURAL DISASTERS, CHANGES IN OUR MANAGERS’ OR TENANTS’ REVENUES OR EXPENSES, CHANGES IN OUR MANAGERS’ OR TENANTS’ FINANCIAL CONDITIONS, THE MARKET DEMAND FOR HOTEL ROOMS OR FUEL OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY.  THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS”, OR INCORPORATED HEREIN OR THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.  YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.  EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 CORPORATE INFORMATION InterContinental Stephen F. Austin Austin, TX Operator: InterContinental Hotels Group Guest Rooms: 190

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 COM PAN Y PROFIL E 7 COMPANY PROFILE Hospitality Properties Trust, or HPT, we, our, or us, is a real estate investment trust, or REIT. As of December 31, 2017, we owned 323 hotels and 199 travel centers located in 45 states, Puerto Rico and Canada. Our properties are operated by other companies under long term management or lease agreements. We have been investment grade rated since 1998 and we are currently included in a number of financial indices, including the S&P MidCap 400 Index, the Russell 1000 Index, the MSCI U.S. REIT Index, the FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index. The Company: Management: HPT is managed by The RMR Group LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to five publicly owned real estate investment trusts, or REITs, and three real estate related operating businesses. In addition to managing HPT, RMR manages Senior Housing Properties Trust, a REIT that primarily owns healthcare, senior living and medical office buildings, Select Income REIT, a REIT that is focused on owning and investing in single tenant properties, Government Properties Income Trust, a REIT that primarily owns properties throughout the U.S. that are majority leased to the U.S. and state governments and office properties in the metropolitan Washington, D.C. area that are leased to government and private sector tenants, and Industrial Logistics Properties Trust, a REIT that owns and leases industrial and logistics properties. RMR also provides management services to TravelCenters of America LLC, a publicly traded operator of travel centers along the U.S. Interstate Highway System (including all the travel centers that HPT owns), convenience stores and restaurants, Five Star Senior Living Inc., a publicly traded operator of senior living communities, and Sonesta International Hotels Corporation, a privately owned franchisor and operator of hotels (including some of the hotels that HPT owns) and cruise ships. RMR also manages publicly traded securities of real estate companies, a publicly traded mortgage REIT and private commercial real estate debt funds through wholly owned SEC registered investment advisory subsidiaries. As of December 31, 2017, RMR had $30.0 billion of total assets under management and the combined RMR managed companies had approximately $11 billion of annual revenues, over 1,400 properties and approximately 52,000 employees. We believe that being managed by RMR is a competitive advantage for HPT because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services. Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 964-8389 (f) (617) 969-5730 Stock Exchange Listing: Nasdaq Trading Symbol: Common Shares: HPT Senior Unsecured Debt Ratings: Standard & Poor's: BBB- Moody's: Baa2 Key Data (as of December 31, 2017): (dollars in 000s) Total properties: 522 Hotels 323 Travel centers 199 Number of hotel rooms/suites 49,903 Q4 2017 total revenues $ 535,142 Q4 2017 net income available for common shareholders $ 31,545 Q4 2017 Normalized FFO available for common shareholders(1) $ 87,865 (1) See pages 23-24 for the calculation of FFO available for common shareholders and Normalized FFO available for common shareholders and a reconciliation of net income available for common shareholders, determined in accordance with U.S. generally accepted accounting principles, or GAAP, to these amounts.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 COM PAN Y PROFILE (continued ) 8 COMPANY PROFILE Operating Statistics by Operating Agreement (as of 12/31/17) (dollars in thousands): Number of Rooms or Percent of Total Suites (Hotels) / Annualized Annualized Number of Land Acreage Minimum Minimum Coverage (3) RevPAR Change (4) Operating Agreement (1) Properties (Travel Centers) Return / Rent (2) Return / Rent Q4 LTM Q4 LTM Marriott (No. 1) 53 7,610 $ 69,232 8% 0.99x 1.25x (0.4%) (2.8%) Marriott (No. 234) 68 9,120 106,538 13% 0.97x 1.13x 2.0% 0.6% Marriott (No. 5) 1 356 10,159 1% 0.95x 0.91x 16.4% 8.6% Subtotal / Average Marriott 122 17,086 185,929 22% 0.98x 1.16x 1.6% (0.5%) InterContinental 99 16,237 189,261 23% 1.06x 1.15x 3.3% 0.4% Sonesta 49 8,326 109,632 13% 0.60x 0.77x (0.6%) 1.7% Wyndham 22 3,579 29,010 4% 0.73x 0.84x 4.8% (0.1%) Hyatt 22 2,724 22,037 3% 0.87x 1.13x 0.8% 1.6% Carlson 8 1,579 12,920 2% 0.96x 1.36x 1.6% 3.0% Morgans 1 372 7,595 1% 0.50x 0.82x (1.9%) (6.7%) Subtotal / Average Hotels 323 49,903 556,384 68% 0.91x 1.06x 2.0% 0.3% TA (No. 1) 40 826 52,763 6% 1.51x 1.57x N/A N/A TA (No. 2) 40 923 53,681 6% 1.48x 1.49x N/A N/A TA (No. 3) 39 913 54,005 6% 1.41x 1.49x N/A N/A TA (No. 4) 40 1,093 54,437 6% 1.33x 1.37x N/A N/A TA (No. 5) 40 1,168 69,527 8% 1.53x 1.55x N/A N/A Subtotal / Average Travel Centers 199 4,923 284,413 32% 1.46x 1.50x N/A N/A Total / Average 522 49,903 / 4,923 $ 840,797 100% 1.09x 1.21x 2.0% 0.3% (1) See pages 28 through 30 for additional information regarding each of our operating agreements. (2) Annualized minimum rent amounts represent cash rent amounts due to us and exclude adjustments, if any, necessary to recognize rental income on a straight line basis in accordance with GAAP. (3) We define coverage as total property level revenues minus all property level expenses and FF&E reserve escrows which are not subordinated to minimum returns or rents due to us divided by the minimum returns or rents due to us (which data is provided to us by our managers or tenants). Coverage amounts for our agreement with InterContinental Hotels Group, plc, or InterContinental, and our Sonesta and TA No. 4 agreements include data for periods prior to our ownership of certain hotels and travel centers. Coverage amounts for our agreement with Carlson Hotels Worldwide, or Carlson, exclude data for periods prior to our sale of certain hotels. (4) RevPAR is defined as hotel room revenue per day per available room. RevPAR change is the RevPAR percentage change in the period ended December 31, 2017 over the comparable year earlier period. RevPAR amounts for our Sonesta and InterContinental agreements include data for periods prior to our ownership of certain hotels. RevPAR amounts for our agreement with Carlson exclude data for periods prior to our sale of certain hotels.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 INVES TOR INFORM ATIO N 9 INVESTOR INFORMATION Board of Trustees Donna D. Fraiche John L. Harrington William A. Lamkin Independent Trustee Lead Independent Trustee Independent Trustee Adam D. Portnoy Managing Trustee Senior Management John G. Murray Mark L. Kleifges Ethan S. Bornstein President and Chief Operating Officer Chief Financial Officer and Treasurer Senior Vice President Contact Information Investor Relations Inquiries Hospitality Properties Trust Financial inquiries should be directed to Mark L. Kleifges, Two Newton Place Chief Financial Officer and Treasurer, at (617) 964-8389 255 Washington Street, Suite 300 or mkleifges@rmrgroup.com. Newton, MA 02458-1634 (t) (617) 964-8389 Investor and media inquiries should be directed to (f) (617) 969-5730 Katie Strohacker, Senior Director, Investor Relations at (email) info@hptreit.com (617) 796-8232, or kstrohacker@rmrgroup.com. (website) www.hptreit.com

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 RESEARCH COVERAG E 10 RESEARCH COVERAGE Equity Research Coverage Baird D.A. Davidson & Co. FBR & Co. Michael Bellisario James O. Lykins Bryan Maher (414) 298-6130 (503) 603-3041 (646) 885-5423 mbellisario@rwbaird.com jlykins@dadco.com bmaher@fbr.com Janney Montgomery Scott Stifel Nicolaus Wells Fargo Securities Tyler Batory Simon Yarmak Jeffrey Donnelly (215) 665-4448 (443) 224-1345 (617) 603-4262 tbatory@janney.com yarmaks@stifel.com jeff.donnelly@wellsfargo.com Debt Research Coverage Wells Fargo Securities Thierry Perrein (704) 715-8455 thierry.perrein@wellsfargo.com Rating Agencies Moody’s Investors Service Standard & Poor’s Griselda Bisono Michael Souers (212) 553-4985 (212) 438-2508 griselda.bisono@moodys.com michael.souers@standardandpoors.com HPT is followed by the analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding HPT's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HPT or its management. HPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

Hospitality Properties Trust Fourth Quarter 2017 Supplemental Operating and Financial Data All amounts in this report are unaudited. Sonesta ES Suites Orlando Orlando, FL Operator: Sonesta International Hotels Corp. Guest Rooms: 146 FINANCIALS Crowne Plaza San Jose – Silicon Valley Milpitas, CA Operator: InterContinental Hotels Group Guest Rooms: 304

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 KE Y FINANCIA L D AT A 12 KEY FINANCIAL DATA (dollars in thousands, except per share data) As of and For the Three Months Ended 12/31/2017 9/30/2017 6/30/2017 3/31/2017 12/31/2016 Selected Balance Sheet Data: Total gross assets (1) $ 9,934,863 $ 9,864,205 $ 9,621,016 $ 9,380,278 $ 9,148,224 Total assets $ 7,150,385 $ 7,144,467 $ 6,973,448 $ 6,789,434 $ 6,634,228 Total liabilities $ 4,394,963 $ 4,355,012 $ 4,193,250 $ 3,976,348 $ 3,504,839 Total shareholders' equity $ 2,755,422 $ 2,789,455 $ 2,780,198 $ 2,813,086 $ 3,129,389 Selected Income Statement Data: Total revenues $ 535,142 $ 577,588 $ 570,603 $ 488,602 $ 479,278 Net income available for common shareholders $ 31,545 $ 85,728 $ 60,699 $ 25,843 $ 58,020 Adjusted EBITDA (2) (3) $ 135,312 $ 223,469 $ 220,297 $ 194,576 $ 136,989 Funds from operations (FFO) available for common shareholders (4) $ 131,393 $ 174,585 $ 155,854 $ 119,294 $ 149,170 Normalized FFO available for common shareholders (3) (4) $ 87,865 $ 175,458 $ 173,604 $ 148,807 $ 93,380 Per Share Data (basic and diluted): Net income available for common shareholders $ 0.19 $ 0.52 $ 0.37 $ 0.16 $ 0.35 FFO available for common shareholders (4) $ 0.80 $ 1.06 $ 0.95 $ 0.73 $ 0.91 Normalized FFO available for common shareholders (3) (4) $ 0.54 $ 1.07 $ 1.06 $ 0.91 $ 0.57 Dividend Data: Annualized dividends paid per share during the period $ 2.08 $ 2.08 $ 2.08 $ 2.04 $ 2.04 Annualized dividend yield (at end of period) (5) 7.0% 7.3% 6.6% 6.5% 6.4% Normalized FFO available for common shareholders payout ratio (3) (4) 96.3% 48.6% 49.1% 56.0% 89.5% (1) Total gross assets is total assets plus accumulated depreciation. (2) See page 22 for the calculation of EBITDA and Adjusted EBITDA and a reconciliation of net income determined in accordance with GAAP to these amounts. (3) Adjusted EBITDA and Normalized FFO available for common shareholders for the three months ended December 31, 2017 and 2016 include $74,573 and $52,407, respectively, of business management incentive fee expense. (4) See page 23 for the calculation of FFO available for common shareholders and Normalized FFO available for common shareholders and a reconciliation of net income available for common shareholders determined in accordance with GAAP to these amounts. (5) Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 CONSOLID ATED BALANCE SHEET S 13 CONSOLIDATED BALANCE SHEETS (dollar amounts in thousands, except share data) As of December 31, 2017 2016 ASSETS Real estate properties: Land $ 1,668,797 $ 1,566,630 Buildings, improvements and equipment 7,758,862 7,156,759 Total real estate properties, gross 9,427,659 8,723,389 Accumulated depreciation (2,784,478) (2,513,996) Total real estate properties, net 6,643,181 6,209,393 Cash and cash equivalents 24,139 10,896 Restricted cash (FF&E reserve escrow) 73,357 60,456 Due from related persons 78,513 65,332 Other assets, net 331,195 288,151 Total assets $ 7,150,385 $ 6,634,228 LIABILITIES AND SHAREHOLDERS' EQUITY Unsecured revolving credit facility $ 398,000 $ 191,000 Unsecured term loan, net 399,086 398,421 Senior unsecured notes, net 3,203,962 2,565,908 Convertible senior unsecured notes — 8,478 Security deposits 126,078 89,338 Accounts payable and other liabilities 184,788 188,053 Due to related persons 83,049 58,475 Dividends payable — 5,166 Total liabilities 4,394,963 3,504,839 Commitments and contingencies Shareholders' equity: Preferred shares of beneficial interest, no par value; 100,000,000 shares authorized: Series D preferred shares; 7 1/8% cumulative redeemable; zero and 11,600,000 shares issued and outstanding, respectively, aggregate liquidation preference of zero and $290,000, respectively — 280,107 Common shares of beneficial interest, $.01 par value; 200,000,000 shares authorized; 164,349,141 and 164,268,199 shares issued and outstanding, respectively 1,643 1,643 Additional paid in capital 4,542,307 4,539,673 Cumulative net income 3,310,017 3,104,767 Cumulative other comprehensive income 79,358 39,583 Cumulative preferred distributions (343,412) (341,977) Cumulative common distributions (4,834,491) (4,494,407) Total shareholders' equity 2,755,422 3,129,389 Total liabilities and shareholders' equity $ 7,150,385 $ 6,634,228

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 CONSOLID ATED S TA TEMENTS OF INCOM E 14 CONSOLIDATED STATEMENTS OF INCOME (amounts in thousands, except share data) For the Three Months Ended December 31, For the Year Ended December 31, 2017 2016 2017 2016 Revenues: Hotel operating revenues (1) $ 450,506 $ 398,446 $ 1,843,501 $ 1,733,103 Rental income (2) 83,490 79,841 323,764 309,600 FF&E reserve income (3) 1,146 991 4,670 4,508 Total revenues 535,142 479,278 2,171,935 2,047,211 Expenses: Hotel operating expenses (1) 314,001 279,299 1,279,547 1,202,538 Depreciation and amortization 99,848 91,150 386,659 357,342 General and administrative (4) 49,305 7,978 125,402 99,105 Acquisition related costs (5) — 482 — 1,367 Total expenses 463,154 378,909 1,791,608 1,660,352 Operating income 71,988 100,369 380,327 386,859 Dividend income 626 626 2,504 2,001 Interest income 208 47 798 274 Interest expense (including amortization of debt issuance costs and debt discounts and premiums of $2,331, $2,036, $8,871 and $8,151, respectively) (46,250) (37,349) (181,579) (161,913) Loss on early extinguishment of debt (6) (146) — (146) (228) Income before income taxes, equity in earnings of an investee and gain on sale of real estate 26,426 63,693 201,904 226,993 Income tax benefit (expense) (7) 5,045 (537) 3,284 (4,020) Equity in earnings of an investee 74 30 607 137 Income before gain on sale of real estate 31,545 63,186 205,795 223,110 Gain on sale of real estate (8) — — 9,348 — Net income 31,545 63,186 215,143 223,110 Preferred distributions — (5,166) (1,435) (20,664) Excess of liquidation preference over carrying value of preferred shares redeemed (9) — — (9,893) — Net income available for common shareholders $ 31,545 $ 58,020 $ 203,815 $ 202,446 Weighted average common shares outstanding (basic) 164,192 164,120 $ 164,146 $ 156,062 Weighted average common shares outstanding (diluted) 164,205 164,128 $ 164,175 $ 156,088 Net income available for common shareholders per common share (basic and diluted) $ 0.19 $ 0.35 $ 1.24 $ 1.30 See Notes to Consolidated Statements of Income on page 15.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 NOTES TO CONSOLID ATED S TA TEMENTS OF INCOME 15 NOTES TO CONSOLIDATED STATEMENTS OF INCOME (dollar amounts in thousands, except share data) (1) At December 31, 2017, we owned 323 hotels; 320 of these hotels were managed by hotel operating companies and three hotels were leased to hotel operating companies. At December 31, 2017, we also owned 199 travel centers; all 199 of these travel centers were leased to a travel center operating company under five lease agreements. Our consolidated statements of income include hotel operating revenues and expenses of managed hotels and rental income from our leased hotels and travel centers. Certain of our managed hotels had net operating results that were, in the aggregate, $14,138 and $17,751 less than the minimum returns due to us in the three months ended December 31, 2017 and 2016, respectively, and $31,477 and $28,421 less than the minimum returns due to us in the years ended December 31, 2017 and 2016, respectively. When the managers of these hotels fund the shortfalls under the terms of our management agreements or their guarantees, we reflect such fundings (including security deposit applications) in our consolidated statements of income as a reduction of hotel operating expenses. Hotel operating expenses were reduced by $2,885 and $3,860 in the three months ended December 31, 2017 and 2016 and by $4,673 and $2,918 in the years ended December 31, 2017 and 2016, respectively, as a result of such fundings. We had shortfalls at certain of our managed hotel portfolios not funded by the managers of these hotels under the terms of our management agreements of $10,522 and $13,476 in the three months ended December 31, 2017 and 2016, respectively, and $26,804 and $25,503 in the years ended December 31, 2017 and 2016, respectively, which represent the unguaranteed portions of our minimum returns from Sonesta. Certain of our managed hotel portfolios had net operating results that were, in the aggregate, $2,918 and $2,309 more than the minimum returns due to us in the three months ended December 31, 2017 and 2016, respectively, and $68,338 and $81,227 more than the minimum returns due to us in the years ended December 31, 2017 and 2016, respectively. Certain guarantees and security deposits held by us may be replenished by a share of these excess cash flows from the applicable hotel operations pursuant to the terms of the respective operating agreements or the guarantees. When these guarantees and security deposits are replenished by cash flows from hotel operations, we reflect such replenishments in our consolidated statements of income as an increase to hotel operating expenses. Hotel operating expenses were increased by $1,784 in the three months ended December 31, 2016 and $25,419 and $34,148 in the years ended December 31, 2017 and 2016, respectively, as a result of such replenishments. There were no replenishments in the three months ended December 31, 2017. (2) Rental income includes $3,170 and $3,193 in the three months ended December 31, 2017 and 2016, respectively, and $12,378 and $13,570 in the years ended December 31, 2017 and 2016, respectively, of adjustments necessary to record scheduled rent increases under certain of our leases, the deferred rent obligations under our travel center leases and the estimated future payments to us under our travel center leases for the cost of removing underground storage tanks on a straight line basis. Rental income also includes $2,106 and $1,303 in both the three months and years ended December 31, 2017 and 2016, respectively, of percentage rental income. (3) Various percentages of total sales at certain of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E reserve escrows. We own all the FF&E reserve escrows for our hotels. We report deposits by our tenants into the escrow accounts under our hotel leases as FF&E reserve income. We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income. (4) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include these amounts in the calculation of Normalized FFO available for common shareholders or Adjusted EBITDA until the fourth quarter, which is when the business management incentive fee expense amount for the year, if any, is determined. Net income includes $36,330 of business management incentive fee expense and the reversal of $3,865 of previously accrued business management incentive fee expense in the three months ended December 31, 2017 and 2016, respectively, and $74,573 and $52,407 of business management incentive fee expense in the years ended December 31, 2017 and 2016, respectively. Business management incentive fees for 2017 and 2016 were paid in January 2018 and 2017, respectively. (5) Represents costs associated with our acquisition activities. Acquisition costs incurred during the 2017 periods have been capitalized in purchase accounting pursuant to a change in GAAP. (6) We recorded losses of $146, $158 and $70 on early extinguishment of debt in the three months ended December 31, 2017, September 30, 2016 and March 31, 2016, respectively, in connection with the redemption of certain senior unsecured notes. (7) We realized a $5,431 tax benefit in the three months ended December 31, 2017 related to new federal tax legislation referred to as the Tax Cuts and Jobs Act, or the Tax Act. (8) We recorded a $9,348 gain on sale of real estate in the three months ended September 30, 2017 in connection with the sales of three hotels. (9) In February 2017, we redeemed all 11,600,000 of our outstanding 7.125% Series D cumulative redeemable preferred shares at the stated liquidation preference of $25.00 per share plus accrued and unpaid distributions to the date of redemption (an aggregate of $291,435). The liquidation preference of the redeemed shares exceeded the carrying amount for the redeemed shares as of the date of redemption by $9,893, or $0.06 per share, and we reduced net income available to common shareholders in the three months ended March 31, 2017 by that excess amount.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 CONSOLID ATED S TA TEMENTS OF CASH FLOW S 16 CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) For the Year Ended December 31, 2017 2016 Cash flows from operating activities: Net income $ 215,143 $ 223,110 Adjustments to reconcile net income to cash provided by operating activities: Depreciation and amortization 386,659 357,342 Amortization of debt issuance costs and debt discounts and premiums as interest 8,871 8,151 Straight line rental income (12,378) (13,570) Security deposits received or replenished 36,743 35,759 FF&E reserve income and deposits (74,329) (73,956) Loss on early extinguishment of debt 146 228 Equity in earnings of an investee (607) (137) Gain on sale of real estate (9,348) — Deferred income taxes (236) 9 Other non-cash (income) expense, net (3,233) (3,250) Changes in assets and liabilities: Due from related persons (1,215) (1,213) Other assets (13,060) (190) Accounts payable and other liabilities (572) 8,752 Due to related persons 21,639 (8,515) Net cash provided by operating activities 554,223 532,520 Cash flows from investing activities: Real estate acquisitions and deposits (594,693) (262,955) Real estate improvements (131,120) (187,652) FF&E reserve escrow fundings (31,362) (3,749) Net proceeds from sale of real estate 23,438 — Net cash used in investing activities (733,737) (454,356) Cash flows from financing activities: Proceeds from issuance of common shares, net — 371,956 Proceeds from issuance of senior unsecured notes, after discounts and premiums 989,890 737,612 Repayment of senior unsecured notes (350,000) (575,000) Redemption of preferred shares (290,000) — Repurchase of convertible senior unsecured notes (8,478) — Borrowings under unsecured revolving credit facility 1,102,000 764,000 Repayments of unsecured revolving credit facility (895,000) (1,038,000) Payment of debt issuance costs (8,437) (6,106) Repurchase of common shares (533) (613) Distributions to preferred shareholders (6,601) (20,664) Distributions to common shareholders (340,084) (314,135) Net cash provided by (used in) financing activities 192,757 (80,950) Increase (decrease) in cash and cash equivalents 13,243 (2,786) Cash and cash equivalents at beginning of period 10,896 13,682 Cash and cash equivalents at end of period $ 24,139 $ 10,896 Supplemental cash flows information: Cash paid for interest $ 172,558 $ 146,399 Cash paid for income taxes 2,827 2,727 Non-cash investing activities: Hotel managers’ deposits in FF&E reserve $ 74,272 $ 74,876 Hotel managers’ purchases with FF&E reserve (92,733) (69,380)

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 DEBT SUMMA RY 17 DEBT SUMMARY As of December 31, 2017 (dollars in thousands) Interest Principal Maturity Due at Years to Rate Balance Date Maturity Maturity Unsecured Floating Rate Debt: $1,000,000 unsecured revolving credit facility (1) (2) 2.669% $ 398,000 7/15/18 $ 398,000 0.5 $400,000 unsecured term loan (2) (3) 2.561% 400,000 4/15/19 400,000 1.3 Subtotal / weighted average 2.615% $ 798,000 $ 798,000 0.9 Unsecured Fixed Rate Debt: Senior unsecured notes due 2021 4.250% $ 400,000 2/15/21 $ 400,000 3.2 Senior unsecured notes due 2022 5.000% 500,000 8/15/22 500,000 4.6 Senior unsecured notes due 2023 4.500% 500,000 6/15/23 500,000 5.5 Senior unsecured notes due 2024 4.650% 350,000 3/15/24 350,000 6.2 Senior unsecured notes due 2025 4.500% 350,000 3/15/25 350,000 7.2 Senior unsecured notes due 2026 5.250% 350,000 2/15/26 350,000 8.1 Senior unsecured notes due 2027 4.950% 400,000 2/15/27 400,000 9.1 Senior unsecured notes due 2028 3.950% 400,000 01/15/28 400,000 10.0 Subtotal / weighted average 4.631% $ 3,250,000 $ 3,250,000 6.6 Total / weighted average (4) 4.233% $ 4,048,000 $ 4,048,000 5.5 (1) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 110 basis points. We also pay a facility fee of 20 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed above is as of December 31, 2017. Subject to meeting conditions and payment of a fee, we may extend the maturity date of our credit facility to July 15, 2019. (2) The maximum borrowing availability under our revolving credit facility and term loan combined may be increased to up to $2,300,000 on certain terms and conditions. (3) We are required to pay interest on the amount outstanding under our term loan at a rate of LIBOR plus a premium of 120 basis points, subject to adjustment based on changes to our credit ratings. The interest rate listed above is as of December 31, 2017. Our term loan is prepayable without penalty at any time. (4) Our total debt as of December 31, 2017, net of unamortized discounts and premiums and certain issuance costs totaling $46,952, was $4,001,048. In February 2018, we issued $400,000 principal amount of 4.375% senior notes due 2030 in a public offering and we used the net proceeds of that offering to repay amounts outstanding under our revolving credit facility and for general business purposes.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 DEBT M ATURIT Y SCHEDUL E 18 DEBT MATURITY SCHEDULE As of December 31, 2017 (dollars in thousands) Unsecured Unsecured Floating Fixed Year Rate Debt Rate Debt Total (3) 2018 $ 398,000 (1) $ — $ 398,000 2019 400,000 (2) — 400,000 2021 — 400,000 400,000 2022 — 500,000 500,000 2023 — 500,000 500,000 2024 — 350,000 350,000 2025 — 350,000 350,000 2026 — 350,000 350,000 2027 — 400,000 400,000 2028 — 400,000 400,000 $ 798,000 $ 3,250,000 $ 4,048,000 Percent of total debt 19.7% 80.3% 100% (1) Represents amounts outstanding under our $1,000,000 revolving credit facility at December 31, 2017. Subject to meeting conditions and payment of a fee, we may extend the maturity date to July 15, 2019. (2) Represents amounts outstanding on our term loan at December 31, 2017. Our term loan is prepayable without penalty at any time. (3) Our total debt as of December 31, 2017, net of unamortized discounts and premiums and certain issuance costs totaling $46,952, was $4,001,048. In February 2018, we issued $400,000 principal amount of 4.375% senior notes due 2030 in a public offering and we used the net proceeds of that offering to repay amounts outstanding under our revolving credit facility and for general business purposes.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 LEVERAGE R ATIOS, COVERAGE R ATIOS AND PUBLIC DEBT COVENANT S 19 LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS As of and For the Three Months Ended 12/31/2017 9/30/2017 6/30/2017 3/31/2017 12/31/2016 Leverage Ratios: Total debt (book value) (1) / total gross assets (2) 40.3% 40.8% 39.9% 39.3% 34.6% Total debt (book value) (1) / gross book value of real estate assets (3) 42.3% 42.7% 42.0% 41.4% 36.3% Total debt (book value) (1) / total market capitalization (4) 44.9% 46.2% 44.5% 41.6% 36.5% Secured debt (book value) (1) / total assets 0.0% 0.0% 0.0% 0.0% 0.0% Variable rate debt (book value) (1) / total debt (book value) (1) 19.9% 21.3% 17.6% 14.3% 18.6% Coverage Ratios: Adjusted EBITDA (5) (6) / interest expense 2.9x 4.8x 4.9x 4.5x 3.7x Adjusted EBITDA (5) (6) / interest expense and preferred distributions 2.9x 4.8x 4.9x 4.3x 3.2x Total debt (book value) (1) / annualized Adjusted EBITDA (5) (6) 7.4x 4.5x 4.4x 4.7x 5.8x Public Debt Covenants: Total debt / adjusted total assets (7) - allowable maximum 60.0% 40.9% 41.2% 40.3% 39.8% 34.9% Secured debt / adjusted total assets (7) - allowable maximum 40.0% 0.0% 0.0% 0.0% 0.0% 0.0% Consolidated income available for debt service (8) / debt service - required minimum 1.50x 3.54x 4.56x 4.24x 3.79x 4.99x Total unencumbered assets (7) to unsecured debt - required minimum 150% 244.7% 242.5% 248.3% 251.1% 286.1% (1) Debt amounts are net of unamortized discounts and certain issuance costs. (2) Total gross assets is total assets plus accumulated depreciation. (3) Gross book value of real estate assets is real estate properties at cost, before purchase price allocations, less impairment writedowns, if any. (4) Total market capitalization is total debt plus the market value of our common and preferred shares at the end of each period. (5) See page 22 for the calculation of EBITDA and Adjusted EBITDA, and a reconciliation of net income determined in accordance with GAAP to these amounts. (6) Adjusted EBITDA for the three months ended December 31, 2017 and 2016 includes $74,573 and $52,407, respectively, of business management incentive fee expense. Excluding business management incentive fee expense, Adjusted EBITDA / interest expense, Adjusted EBITDA / interest expense and preferred distributions and Total debt (book value) / annualized Adjusted EBITDA would have been 4.5x, 4.5x and 4.8x, respectively, for the three months ended December 31, 2017, and 5.1x, 4.5x and 4.2x for the three months ended December 31, 2016. (7) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, unrealized appreciation on assets held for sale, gains and losses on early extinguishment of debt, gains and losses on sales of property and amortization of deferred charges. (8) Consolidated income available for debt service for the three months ended December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017 includes $36,330, $873, $17,750 and $19,620, respectively, of business management incentive fee expense. Consolidated income available for debt service for the three months ended December 31, 2016 includes the reversal of $3,865 of previously accrued business management incentive fee expense.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 FF&E RESE RVE ESCROW S 20 FF&E RESERVE ESCROWS (1) (dollars in thousands) As of and For the Three Months Ended 12/31/2017 9/30/2017 6/30/2017 3/31/2017 12/31/2016 FF&E reserves (beginning of period) $ 73,115 $ 58,911 $ 56,713 $ 60,456 $ 60,606 Manager deposits 19,050 20,047 19,573 15,602 19,681 HPT fundings (2): Marriott No. 1 1,321 1,481 1,167 1,990 534 Marriott No. 234 — 1,975 — — 950 Carlson (3) 8,030 15,398 — — — Hotel improvements (28,159) (24,697) (18,542) (21,335) (21,315) FF&E reserves (end of period) $ 73,357 $ 73,115 $ 58,911 $ 56,713 $ 60,456 (1) Most of our hotel operating agreements require the deposit of a percentage of gross hotel revenues into escrows to fund FF&E reserves. Our management agreement with Wyndham requires FF&E reserve deposits subject to available cash flows, as defined in our Wyndham agreement. Our Sonesta agreement and our lease agreement with Morgans do not require FF&E reserve deposits. We own all the FF&E reserve escrows for our hotels. Our TA leases do not require FF&E escrow deposits, however, TA may request that we fund capital improvements in return for increases in TA's annual minimum rent. TA is not obligated to request and we are not obligated to fund any such improvements. (2) Represents FF&E reserve deposits not funded by hotel operations, but separately funded by us. The operating agreements for our hotels generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves. To the extent we make such fundings, our contractual annual minimum returns or rents generally increase by a percentage of the amounts we fund. (3) We agreed to use the net proceeds from the sale of three hotels operated under our agreement with Carlson to partially fund certain renovations to the remaining hotels operated under the agreement. During the three months ended December 31, 2017 and September 30, 2017, we deposited net proceeds from the sales of these hotels of $8,030 and $15,398, respectively, into our FF&E reserves.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 PROPERT Y ACQUISITION AND DISPOSITION INFORM ATION SINCE JANUA RY 1, 201 7 21 PROPERTY ACQUISITION AND DISPOSITION INFORMATION SINCE JANUARY 1, 2017 (dollars in thousands) ACQUISITIONS Number of Rooms Average or Suites (Hotels) / Purchase Date Land Acreage Operating Purchase Price per Acquired Properties Brand Location (Travel Centers) Agreement Price (2) Room or Suite 2/1/2017 1 Kimpton Hotel Allegro Chicago, IL 483 InterContinental $ 85,494 $ 177 3/31/2017 1 Kimpton Hotel Alexis Seattle, WA 121 InterContinental $ 71,625 $ 592 5/3/2017 1 Petro Stopping Centers Columbia, SC 29 TA No. 4 $ 27,602 N/A 6/2/2017 1 Royal Sonesta St. Louis, MO 389 Sonesta $ 87,614 $ 225 6/29/2017 1 Crowne Plaza Atlanta, GA 495 InterContinental $ 88,604 $ 179 8/1/2017 1 Crowne Plaza Columbus, OH 419 InterContinental $ 48,990 $ 117 8/23/2017 1 Crowne Plaza Charlotte, NC 300 InterContinental $ 43,857 $ 146 9/26/2017 14 Sonesta ES Suites Various (3) 1,653 Sonesta $ 138,000 $ 83 Total / Weighted 21 3,860 / 29 $ 591,786 $ 146 (1) Excludes a land parcel adjacent to one of our properties located in Atlanta, GA that we acquired in September 2017 for $900, excluding acquisition related costs, and excludes land and certain improvements at a travel center located in Sayre, OK we leased from a third party and subleased to TA that we acquired in September 2017 for $8,600, excluding acquisition related costs. (2) Represents cash purchase price and excludes acquisition related costs. (3) In September 2017, we acquired 14 extended stay hotels with 1,653 suites located in 12 states. DISPOSITIONS: Average Number Former Sales Date of Rooms Operating Sales Price per Disposed Properties Brand Location or Suites Agreement Price (1) Room or Suite 8/1/2017 1 Radisson Chandler, AZ 159 Carlson $ 9,500 $ 60 8/31/2017 1 Country Inn & Suites Naperville, IL 143 Carlson $ 6,600 $ 46 9/22/2017 1 Park Plaza Bloomington, MN 209 Carlson $ 8,500 $ 41 Total / Weighted Average 3 511 $ 24,600 $ 48 (1) Represents cash selling price and excludes closing costs.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 CALCUL ATION OF EBITD A AND ADJUSTED EBITD A 22 CALCULATION OF EBITDA AND ADJUSTED EBITDA (1) (in thousands) For the Three Months Ended For the Year Ended December 31, 12/31/2017 9/30/2017 6/30/2017 3/31/2017 12/31/2016 2017 2016 Net income $ 31,545 $ 85,728 $ 60,699 $ 37,171 $ 63,186 $ 215,143 $ 223,110 Add (Less): Interest expense 46,250 46,574 45,189 43,566 37,349 181,579 161,913 Income tax expense (benefit) (2) (5,045) 619 786 356 537 (3,284) 4,020 Depreciation and amortization 99,848 98,205 95,155 93,451 91,150 386,659 357,342 EBITDA 172,598 231,126 201,829 174,544 192,222 780,097 746,385 Add (Less): Acquisition related costs (3) — — — — 482 — 1,367 General and administrative expense paid in common shares (4) 811 818 718 412 557 2,759 2,834 Estimated business management incentive fee (5) (38,243) 873 17,750 19,620 (56,272) — — Loss on early extinguishment of debt (6) 146 — — — — 146 228 Gain on sale of real estate (7) — (9,348) — — — (9,348) — Adjusted EBITDA $ 135,312 $ 223,469 $ 220,297 $ 194,576 $ 136,989 $ 773,654 $ 750,814 (1) Please see page 24 for definitions of EBITDA and Adjusted EBITDA and a description of why we believe the presentation of these measures provide useful information to investors. (2) We realized a $5,431 tax benefit in the three months ended December 31, 2017 related to the enactment of the Tax Act. (3) Represents costs associated with our acquisition activities. Acquisition costs incurred during the 2017 periods have been capitalized in purchase accounting pursuant to a change in GAAP. (4) Amounts represent the equity compensation awarded to our trustees, our officers and certain other employees of RMR LLC. (5) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include these amounts in the calculation of Adjusted EBITDA until the fourth quarter, which is when the business management incentive fee expense amount for the year, if any, is determined. Adjusted EBITDA includes business management incentive fee expense of $74,573 and $52,407 in the three months ended December 31, 2017 and 2016, respectively. Business management incentive fees for 2017 and 2016 were paid in cash in January 2018 and 2017, respectively. (6) We recorded losses of $146, $158 and $70 on early extinguishment of debt in the three months ended December 31, 2017, September 30, 2016 and March 31, 2016, respectively, in connection with the redemptions of certain senior unsecured notes. (7) We recorded a $9,348 gain on sale of real estate in the three months ended September 30, 2017, in connection with the sales of three hotels.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 CALCUL ATION OF FUNDS FROM OPER ATIONS (FFO) AND NORMALIZED FF O AV AILABLE FOR COMMON SHAREHOLDERS 23 CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS (1) (dollar amounts in thousands, except share data) For the Three Months Ended For the Year Ended December 31, 12/31/2017 9/30/2017 6/30/2017 3/31/2017 12/31/2016 2017 2016 Net income available for common shareholders $ 31,545 $ 85,728 $ 60,699 $ 25,843 $ 58,020 $ 203,815 $ 202,446 Add (less): Depreciation and amortization 99,848 98,205 95,155 93,451 91,150 386,659 357,342 Gain on sale of real estate (2) — (9,348) — — — (9,348) — FFO available for common shareholders 131,393 174,585 155,854 119,294 149,170 581,126 559,788 Add (Less): Acquisition related costs (3) — — — — 482 — 1,367 Estimated business management incentive fees (4) (38,243) 873 17,750 19,620 (56,272) — — Loss on early extinguishment of debt (5) 146 — — — — 146 228 Excess of liquidation preference over carrying value of preferred shares redeemed (6) — — — 9,893 — 9,893 — Deferred tax benefit (7) (5,431) — — — — (5,431) — Normalized FFO available for common shareholders $ 87,865 $ 175,458 $ 173,604 $ 148,807 $ 93,380 $ 585,734 $ 561,383 Weighted average shares outstanding (basic) 164,192 164,149 164,123 164,120 164,120 164,146 156,062 Weighted average shares outstanding (diluted) 164,205 164,188 164,165 164,149 164,128 164,175 156,088 Basic and diluted per common share amounts: Net income available for common shareholders $ 0.19 $ 0.52 $ 0.37 $ 0.16 $ 0.35 $ 1.24 $ 1.30 FFO available for common shareholders $ 0.80 $ 1.06 $ 0.95 $ 0.73 $ 0.91 $ 3.54 $ 3.59 Normalized FFO available for common shareholders $ 0.54 $ 1.07 $ 1.06 $ 0.91 $ 0.57 $ 3.57 $ 3.60 (1) Please see page 24 for definitions of FFO and Normalized FFO available for common shareholders, a description of why we believe the presentation of these measures provides useful information to investors regarding our financial condition and results of operations and a description of how we use these measures. (2) We recorded a $9,348 gain on sale of real estate in the three months ended September 30, 2017 in connection with the sales of three hotels. (3) Represents costs associated with our acquisition activities. Acquisition costs incurred during the 2017 periods have been capitalized in purchase accounting pursuant to a change in GAAP. (4) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include these amounts in the calculation of Normalized FFO available for common shareholders until the fourth quarter, which is when the business management incentive fee expense amount for the year, if any, is determined. Normalized FFO available for common shareholders includes business management incentive fee expense of $74,573 and $52,407 in the three months ended December 31, 2017 and 2016, respectively. Business management incentive fees for 2017 and 2016 were paid in cash in January 2018 and 2017, respectively. (5) We recorded losses of $146, $158 and $70 on early extinguishment of debt in the three months ended December 31, 2017, September 30, 2016 and March 31, 2016, respectively, in connection with the redemptions of certain senior unsecured notes. (6) In February 2017, we redeemed all 11,600,000 of our outstanding 7.125% Series D cumulative redeemable preferred shares at the stated liquidation preference of $25.00 per share plus accrued and unpaid distributions to the date of redemption (an aggregate of $291,435). The liquidation preference of the redeemed shares exceeded the carrying amount for the redeemed shares as of the date of redemption by $9,893, or $0.06 per share, and we reduced net income available to common shareholders in the three months ended March 31, 2017 by that excess amount. (7) We realized a $5,431 tax benefit in the three months ended December 31, 2017 related to the enactment of the Tax Act.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 NON-GAA P FINANCIA L MEASURES DEFINITION S 24 Non-GAAP Financial Measures Definitions Definition of EBITDA and Adjusted EBITDA We calculate EBITDA and Adjusted EBITDA as shown on page 22. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our operating performance, along with net income, net income available for common shareholders and operating income. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. In calculating Adjusted EBITDA, we include business management incentive fees only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income available for common shareholders or operating income as indicators of operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income available for common shareholders and operating income as presented in our consolidated statements of income. Other real estate companies and REITs may calculate EBITDA and Adjusted EBITDA differently than we do. Definition of FFO and Normalized FFO We calculate FFO available for common shareholders and Normalized FFO available for common shareholders as shown on page 23. FFO available for common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income available for common shareholders calculated in accordance with GAAP, excluding any gain or loss on sale of properties and loss on impairment of real estate assets, if any, plus real estate depreciation and amortization, as well as certain other adjustments currently not applicable to us. Our calculation of Normalized FFO available for common shareholders differs from Nareit's definition of FFO available for common shareholders because we include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year, and we exclude the excess of liquidation preference over carrying value of preferred shares redeemed, certain deferred tax benefits, acquisition related costs expensed under GAAP and loss on early extinguishment of debt. We consider FFO available for common shareholders and Normalized FFO available for common shareholders to be appropriate supplemental measures of operating performance for a REIT, along with net income, net income available for common shareholders and operating income. We believe that FFO available for common shareholders and Normalized FFO available for common shareholders provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO available for common shareholders and Normalized FFO available for common shareholders may facilitate a comparison of our operating performance between periods and with other REITs. FFO available for common shareholders and Normalized FFO available for common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. FFO available for common shareholders and Normalized FFO available for common shareholders do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income available for common shareholders or operating income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income available for common shareholders and operating income as presented in our consolidated statements of income. Other real estate companies and REITs may calculate FFO available for common shareholders and Normalized FFO available for common shareholders differently than we do.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 OPERATING AGREEMENTS AND PORTFOLIO INFORMATION TA Travel Center, I-75, Exit 296 Cartersville, GA Operator: TravelCenters of America

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 PORTFOLIO B Y OPER ATING AGREEMENT AND MANAGER 26 PORTFOLIO BY OPERATING AGREEMENT AND MANAGER As of December 31, 2017 (dollars in thousands) Percent of Percent of Percent of Total Number of Total Total Number of Rooms or Suites Percent of Investment Annual Annual Number of Number of Rooms or Suites / (Hotels) / Acres Total Per Minimum Minimum By Operating Agreement (1): Properties Properties Land Acreage (Travel Centers) Investment (2) Investment Room or Suite Return / Rent (3) Return / Rent Marriott (no. 1) 53 10% 7,610 15% $ 697,258 7% $ 92 $ 69,232 8% Marriott (no. 234) 68 13% 9,120 18% 1,003,364 10% 110 106,538 13% Marriott (no. 5) 1 0% 356 1% 90,078 1% 253 10,159 1% Subtotal / Average Marriott 122 23% 17,086 34% 1,790,700 18% 105 185,929 22% InterContinental 99 19% 16,237 33% 2,040,085 21% 126 189,261 23% Sonesta 49 9% 8,326 17% 1,457,479 15% 175 109,632 13% Wyndham 22 4% 3,579 7% 393,800 4% 110 29,010 4% Hyatt 22 4% 2,724 5% 301,942 3% 111 22,037 3% Carlson 8 2% 1,579 3% 195,101 2% 124 12,920 2% Morgans 1 0% 372 1% 120,000 1% 323 7,595 1% Subtotal / Average Hotels 323 61% 49,903 100% 6,299,107 64% 126 556,384 68% TA (No. 1) 40 8% 826 17% 677,032 7% N/A 52,763 6% TA (No. 2) 40 8% 923 19% 681,055 7% N/A 53,681 6% TA (No. 3) 39 7% 913 19% 636,016 7% N/A 54,005 6% TA (No. 4) 40 8% 1,093 22% 618,615 6% N/A 54,437 6% TA (No. 5) 40 8% 1,168 23% 885,695 9% N/A 69,527 8% Subtotal / Average Travel Centers 199 39% 4,923 100% 3,498,413 36% N/A 284,413 32% Total / Average 522 100% 49,903 / 4,923 100% / 100% $ 9,797,520 100% $ 126 $ 840,797 100% (1) See pages 28 through 30 for additional information regarding each of our operating agreements. (2) Represents historical cost of our properties plus capital improvements funded by us less impairment writedowns, if any, and excludes capital improvements made from FF&E reserves funded from hotel operations which do not result in increases in minimum returns or rents. (3) Each of our management agreements or leases provides for payment to us of an annual minimum return or minimum rent, respectively. Certain of these minimum payment amounts are secured by full or limited guarantees or security deposits as more fully described on pages 28 through 30. In addition, certain of our hotel management agreements provide for payment to us of additional amounts to the extent of available cash flows as defined in the management agreement. Payments of these additional amounts are not guaranteed or secured by deposits. Annualized minimum rent amounts represent cash rent amounts due to us and exclude adjustments, if any, necessary to recognize rental income on a straight line basis in accordance with GAAP.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 PORTFOLIO B Y BRAN D 27 PORTFOLIO BY BRAND As of December 31, 2017 (dollars in thousands) Number of Percent of Percent of Rooms or Total Number of Total Suites (Hotels) / Rooms or Suites Percent of Investment Number of Number of Land Acreage (Hotels) / Acres Total Per Brand Manager Properties Properties (Travel Centers) (Travel Centers) Investment (1) Investment Room or Suite Courtyard by Marriott® Marriott 71 14% 10,265 21% $ 983,114 10% $ 96 Sonesta ES Suites® Sonesta 39 7% 4,730 9% 599,077 6% 127 Candlewood Suites® InterContinental 61 11% 7,553 15% 586,490 6% 78 Royal Sonesta Hotels® Sonesta 5 1% 1,960 5% 565,996 6% 289 Crowne Plaza® InterContinental 10 2% 3,941 8% 558,452 6% 142 Residence Inn by Marriott® Marriott 35 7% 4,488 9% 540,381 6% 120 Staybridge Suites® InterContinental 19 3% 2,364 5% 331,496 3% 140 Hyatt Place® Hyatt 22 4% 2,724 5% 301,942 3% 111 Wyndham Hotels and Resorts® and Wyndham Grand® Wyndham 6 1% 1,823 4% 292,051 3% 160 Sonesta Hotels & Resorts® Sonesta 5 1% 1,636 3% 292,406 3% 179 Kimpton® Hotels & Restaurants InterContinental 3 1% 825 2% 272,213 3% 330 InterContinental Hotels and Resorts® InterContinental 3 1% 800 2% 218,107 2% 273 Marriott Hotels and Resorts® Marriott 2 0% 748 1% 131,170 1% 175 The Clift Hotel® Morgans 1 0% 372 1% 120,000 1% 323 Radisson® Hotels & Resorts Carlson 4 1% 969 2% 121,699 1% 126 TownePlace Suites by Marriott® Marriott 12 2% 1,321 3% 111,386 1% 84 Hawthorn Suites® Wyndham 16 3% 1,756 3% 101,749 1% 58 Country Inns & Suites by Carlson® Carlson 4 1% 610 1% 73,402 1% 120 Holiday Inn® InterContinental 3 1% 754 1% 73,327 1% 97 SpringHill Suites by Marriott® Marriott 2 0% 264 0% 24,649 0% 93 Subtotal / Average Hotels 323 61% 49,903 100% 6,299,107 64% 126 TravelCenters of America® TA 149 29% 3,529 72% 2,427,518 25% N/A Petro Stopping Centers® TA 50 10% 1,394 28% 1,070,895 11% N/A Subtotal / Average Travel Centers 199 39% 4,923 100% $ 3,498,413 36% N/A Total / Average 522 100% 49,903 / 4,923 100% $ 9,797,520 100% $ 126 (1) Represents historical cost of properties plus capital improvements funded by us less impairment writedowns, if any, and excludes capital improvements made from FF&E reserves funded from hotel operations which do not result in increases in minimum returns or rents.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 OPER ATING AGREEMENT INFORM ATIO N 28 Marriott No. 1- We lease 53 Courtyard by Marriott® branded hotels in 24 states to one of our taxable REIT subsidiaries, or TRSs. The hotels are managed by a subsidiary of Marriott under a combination management agreement which expires in 2024; Marriott has two renewal options for 12 years each for all, but not less than all, of the hotels. We have no security deposit or guaranty from Marriott for these 53 hotels. Accordingly, payment by Marriott of the minimum return due to us under this management agreement is limited to the hotels' available cash flows after payment of operating expenses and funding of the FF&E reserve. In addition to our minimum return, this agreement provides for payment to us of 50% of the hotels' available cash flows after payment of hotel operating expenses, funding of the required FF&E reserve, payment of our minimum return and payment of certain management fees. Marriott No. 234- We lease 68 of our Marriott® branded hotels (one full service Marriott®, 35 Residence Inn by Marriott®, 18 Courtyard by Marriott®, 12 TownePlace Suites by Marriott® and two SpringHill Suites by Marriott® hotels) in 22 states to one of our TRSs. The hotels are managed by subsidiaries of Marriott under a combination management agreement which expires in 2025; Marriott has two renewal options for 10 years each for all, but not less than all, of the hotels. We originally held a security deposit of $64,700 under this agreement to cover payment shortfalls of our minimum return. As of December 31, 2017, the available balance of this security deposit was $25,971. This security deposit may be replenished from a share of the hotels' available cash flows in excess of our minimum return and certain management fees. Marriott has also provided us with a $40,000 limited guaranty to cover payment shortfalls up to 90% of our minimum return after the available security deposit balance has been depleted, which expires in 2019. As of December 31, 2017, the available Marriott guaranty was $30,672. In addition to our minimum return, this agreement provides for payment to us of 62.5% of the hotels' available cash flows after payment of hotel operating expenses, funding of the required FF&E reserve, payment of our minimum return, payment of certain management fees and replenishment of the security deposit. This additional return amount is not guaranteed or secured by the security deposit. Marriott No. 5- We lease one Marriott® branded hotel in Kauai, HI to a subsidiary of Marriott under a lease that expires in 2019. Marriott has four renewal options for 15 years each. On August 31, 2016, Marriott notified us that it will not exercise its renewal option at the expiration of the current lease term ending on December 31, 2019. This lease is guaranteed by Marriott and provides for increases in the annual minimum rent payable to us based on changes in the consumer price index. InterContinental- We lease 98 InterContinental branded hotels (19 Staybridge Suites®, 61 Candlewood Suites®, two InterContinental®, 10 Crowne Plaza®, three Holiday Inn® and three Kimpton® Hotels & Restaurants) in 28 states in the U.S. and Ontario, Canada to one of our TRSs. These 98 hotels are managed by subsidiaries of InterContinental under a combination management agreement. We lease one additional InterContinental® branded hotel in Puerto Rico to a subsidiary of InterContinental. The annual minimum return amount presented in the table on page 26 includes $7,912 of minimum rent related to the leased Puerto Rico hotel. The management agreement and the lease expire in 2036; InterContinental has two renewal options for 15 years each for all, but not less than all, of the hotels. As of December 31, 2017, we held a security deposit of $100,000 under this agreement to cover payment shortfalls of our minimum return. This security deposit, if utilized, may be replenished and increased up to $100,000 from the hotels' available cash flows in excess of our minimum return and certain management fees. Under this agreement, InterContinental is required to maintain a minimum security deposit of $37,000. In addition to our minimum return, this management agreement provides for an annual additional return payment to us of $12,067 from the hotels' available cash flows after payment of hotel operating expenses, funding of the required FF&E reserve, if any, payment of our minimum return, payment of certain management fees and replenishment and expansion of the security deposit. In addition, the agreement provides for payment to us of 50% of the hotels' available cash flows after payment to us of the annual additional return amount. These additional return amounts are not guaranteed or secured by the security deposit we hold. OPERATING AGREEMENT INFORMATION As of December 31, 2017 (dollars in thousands)

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 OPER ATING AGREEMENT INFORM ATIO N 29 Sonesta- We lease our 49 Sonesta branded hotels (five Royal Sonesta Hotels®, five Sonesta Hotels & Resorts® and 39 Sonesta ES Suites® hotels) in 26 states to one of our TRSs. The hotels are managed by Sonesta under a combination management agreement which expires in 2037; Sonesta has two renewal options for 15 years each for all, but not less than all, of the hotels. We have no security deposit or guaranty from Sonesta. Accordingly, payment by Sonesta of the minimum return due to us under this management agreement is limited to the hotels' available cash flows after the payment of operating expenses, including certain management fees, and we are financially responsible for operating cash flows deficits, if any. In addition to our minimum return, this management agreement provides for payment to us of 80% of the hotels' available cash flows after payment of hotel operating expenses, management fees to Sonesta, our minimum return, an imputed FF&E reserve to us and reimbursement of operating loss or working capital advances, if any. Wyndham- We lease our 22 Wyndham branded hotels (six Wyndham Hotels and Resorts® and 16 Hawthorn Suites® hotels) in 14 states to one of our TRSs. The hotels are managed by a subsidiary of Wyndham under a combination management agreement which expires in 2038; Wyndham has two renewal options for 15 years each for all, but not less than all, of the hotels. We also lease 48 vacation units in one of the hotels to Wyndham Vacation Resorts, Inc., a subsidiary of Wyndham, or Wyndham Vacation, under a lease that expires in 2037; Wyndham Vacation has two renewal options for 15 years each for all, but not less than all, of the vacation units. The lease is guaranteed by Wyndham and provides for rent increases of 3% per annum. The annual minimum return amount presented in the table on page 26 includes $1,449 of minimum rent related to the Wyndham Vacation lease. We have a limited guaranty of $35,656 under this agreement to cover payment shortfalls of our minimum return, subject to an annual payment limit of $17,828. This guaranty expires in 2020. As of December 31, 2017, the Wyndham guaranty had been depleted. This guaranty may be replenished from the hotels' available cash flows in excess of our minimum return. This agreement provides that if the hotel cash flows available after payment of hotel operating expenses are less than our minimum return, to avoid a default Wyndham is required to pay us the greater of the available hotel cash flows or 85% of our minimum return. In addition to our minimum return, this management agreement provides for payment to us of 50% of the hotels' available cash flows after payment of hotel operating expenses, payment of our minimum return, funding of the FF&E reserve, if any, payment of certain management fees and reimbursement of any Wyndham guaranty advances. This additional return amount is not guaranteed. Hyatt- We lease our 22 Hyatt Place® branded hotels in 14 states to one of our TRSs. The hotels are managed by a subsidiary of Hyatt Hotels Corporation, or Hyatt, under a combination management agreement that expires in 2030; Hyatt has two renewal options for 15 years each for all, but not less than all, of the hotels. We have a limited guaranty of $50,000 under this agreement to cover payment shortfalls of our minimum return. As of December 31, 2017, the available Hyatt guaranty was $21,106. The guaranty is limited in amount but does not expire in time and may be replenished from a share of the hotels' available cash flows in excess of our minimum return. In addition to our minimum return, this management agreement provides for payment to us of 50% of the hotels' available cash flows after payment of operating expenses, funding the required FF&E reserve, payment of our minimum return and reimbursement to Hyatt of working capital and guaranty advances, if any. This additional return is not guaranteed. Carlson- We lease our eight Carlson branded hotels (four Radisson® Hotels & Resorts and four Country Inns & Suites® hotels) in six states to one of our TRSs and these hotels are managed by a subsidiary of Carlson under a combination management agreement which expires in 2035 and Carlson has two 15 year renewal options for all, but not less than all, of the hotels. We have a limited guaranty of $40,000 under this agreement to cover payment shortfalls of our minimum return. As of December 31, 2017, the available Carlson guaranty was $33,364. The guaranty is limited in amount but does not expire in time and may be replenished from a share of the hotels' available cash flows in excess of our minimum return. In addition to our minimum return, this management agreement provides for payment to us of 50% of the hotels' available cash flows after payment of operating expenses, funding the required FF&E reserve, payment of our minimum return and reimbursement to Carlson of working capital and guaranty advances, if any. This additional return is not guaranteed. OPERATING AGREEMENT INFORMATION As of December 31, 2017 (dollars in thousands)

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 OPER ATING AGREEMENT INFORM ATIO N 30 Morgans- We lease The Clift Hotel® in San Francisco, CA to a subsidiary of Morgans. This lease is scheduled to expire in 2103 and requires annual rent to us of $7,595, which amount is scheduled to increase on October 14, 2019 and every five years thereafter based upon consumer price index increases, but no less than 10% and no more than 20% at the time of each increase. Although the terms of this lease might have qualified it as a direct financing lease under GAAP, we recognize the rental income we receive from Morgans on a cash basis because of uncertainty regarding our collection of future rent increases. In December 2016, we notified Morgans that the closing of its merger with SBE without our consent was a breach of its lease obligations and shortly thereafter we commenced an unlawful detainer action in the California state courts to compel Morgans and SBE to surrender possession of this hotel to us. We are pursuing this litigation and are in discussions with Morgans and SBE regarding this hotel. The outcome of this pending litigation and our discussions with Morgans and SBE is not assured, but we believe Morgans may surrender to us possession of this hotel or that the court will determine that Morgans and SBE have breached the lease. We also believe that this hotel may require substantial capital investment to remain competitive in its market. The continuation of our dispute with Morgans and SBE is causing us to incur legal fees. Despite the continuation of this dispute, Morgans has paid the rents due to us through February 28, 2018; however we believe that we may suffer some loss of future rent from this hotel, at least until this hotel is renovated and operations improve. TA No. 1- We lease 40 travel centers (36 TravelCenters of America® branded travel centers and four Petro Stopping Centers® branded travel centers) in 29 states to a subsidiary of TA under a lease that expires in 2029; TA has two renewal options for 15 years each for all, but not less than all, of these travel centers.  In addition to the payment of our minimum rent, this lease provides for payment to us of percentage rent based on increases in total non-fuel revenues over base year levels (3% of non-fuel revenues above 2015 non-fuel revenues). TA’s previously deferred rent of $27,421 is due at the expiration of the initial term of this lease. This lease is guaranteed by TA.  TA No. 2- We lease 40 travel centers (38 TravelCenters of America® branded travel centers and two Petro Stopping Centers® branded travel centers) in 27 states to a subsidiary of TA under a lease that expires in 2028; TA has two renewal options for 15 years each for all, but not less than all, of these travel centers.  In addition to the payment of our minimum rent, this lease provides for payment to us of percentage rent based on increases in total non-fuel revenues over base year levels (3% of non-fuel revenues above 2015 non-fuel revenues). TA’s previously deferred rent of $29,107 is due at the expiration of the initial term of this lease. This lease is guaranteed by TA.  TA No. 3- We lease 39 travel centers (38 TravelCenters of America® branded travel centers and one Petro Stopping Centers® branded travel center) in 29 states to a subsidiary of TA under a lease that expires in 2026; TA has two renewal options for 15 years each for all, but not less than all, of these travel centers.  In addition to the payment of our minimum rent, this lease provides for payment to us of percentage rent based on increases in total non-fuel revenues over base year levels (3% of non-fuel revenues above 2015 non-fuel revenues). TA’s previously deferred rent of $29,324 is due at the expiration of the initial term of this lease. This lease is guaranteed by TA.  TA No. 4- We lease 40 travel centers (37 TravelCenters of America® branded travel centers and three Petro Stopping Centers® branded travel centers) in 28 states to a subsidiary of TA under a lease that expires in 2030; TA has two renewal options for 15 years each for all, but not less than all, of these travel centers.  In addition to the payment of our minimum rent, this lease provides for payment to us of percentage rent based on increases in total non-fuel revenues over base year levels (3% of non-fuel revenues above 2015 non-fuel revenues). TA’s previously deferred rent of $21,233 is due at the expiration of the initial term of this lease. This lease is guaranteed by TA.  TA No. 5- We lease 40 Petro Stopping Centers® branded travel centers in 25 states to a subsidiary of TA under a lease that expires in 2032; TA has two renewal options for 15 years each for all, but not less than all, of these travel centers.  In addition to the payment of our minimum rent, this lease provides for payment to us of percentage rent based on increases in total non-fuel revenues over base year levels (3% of non-fuel revenues above 2012 non-fuel revenues).  TA’s previously deferred rent of $42,915 is due on June 30, 2024. This lease is guaranteed by TA.  OPERATING AGREEMENT INFORMATION As of December 31, 2017 (dollars in thousands)

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 OPER ATING S TA TISTICS B Y HOTE L OPER ATING AGREEMENT AND MANAGE R 31 OPERATING STATISTICS BY HOTEL OPERATING AGREEMENT AND MANAGER No. of For the Three Months Ended For the Year Ended No. of Rooms or December 31, December 31, Hotels Suites 2017 2016 Change 2017 2016 Change ADR Marriott (no. 1) 53 7,610 $ 125.93 $ 126.04 (0.1%) $ 130.44 $ 131.72 (1.0%) Marriott (no. 234) 68 9,120 129.87 126.99 2.3% 131.93 129.78 1.7% Marriott (no. 5) 1 356 266.92 248.14 7.6% 268.41 252.03 6.5% Subtotal / Average Marriott 122 17,086 131.80 129.51 1.8% 134.74 133.58 0.9% InterContinental (1) 99 16,237 120.91 116.58 3.7% 120.07 118.84 1.0% Sonesta (1) 49 8,326 136.12 134.10 1.5% 139.16 138.40 0.5% Wyndham 22 3,579 100.94 98.25 2.7% 100.84 98.97 1.9% Hyatt 22 2,724 105.78 105.35 0.4% 109.09 108.71 0.3% Carlson (2) 8 1,579 111.73 108.33 3.1% 122.99 117.72 4.5% Morgans 1 372 267.12 258.04 3.5% 263.83 267.13 (1.2%) All Hotels Total / Average 323 49,903 $ 125.47 $ 122.69 2.3% $ 127.29 $ 126.19 0.9% OCCUPANCY Marriott (no. 1) 53 7,610 64.1% 64.3% -0.2 pts 68.9% 70.2% -1.3 pts Marriott (no. 234) 68 9,120 71.0% 71.2% -0.2 pts 75.3% 76.1% -0.8 pts Marriott (no. 5) 1 356 85.5% 79.0% 6.5 pts 87.9% 86.2% 1.7 pts Subtotal / Average Marriott 122 17,086 68.2% 68.3% -0.1 pts 72.7% 73.7% -1.0 pts InterContinental (1) 99 16,237 75.3% 75.6% -0.3 pts 80.5% 81% -0.5 pts Sonesta (1) 49 8,326 62.1% 63.4% -1.3 pts 69.3% 68.5% 0.8 pts Wyndham 22 3,579 66.4% 65.1% 1.3 pts 70.3% 71.7% -1.4 pts Hyatt 22 2,724 75.0% 74.7% 0.3 pts 81.3% 80.3% 1.0 pts Carlson (2) 8 1,579 70.8% 71.9% -1.1 pts 74.8% 75.9% -1.1 pts Morgans 1 372 77.5% 81.8% -4.3 pts 86.1% 91.1% -5.0 pts All Hotels Total / Average 323 49,903 69.9% 70.1% -0.2 pts 75.1% 75.5% -0.4 pts RevPAR Marriott (no. 1) 53 7,610 $ 80.72 $ 81.04 (0.4%) $ 89.87 $ 92.47 (2.8%) Marriott (no. 234) 68 9,120 92.21 90.42 2.0% 99.34 98.76 0.6% Marriott (no. 5) 1 356 228.22 196.03 16.4% 235.93 217.25 8.6% Subtotal / Average Marriott 122 17,086 89.89 88.46 1.6% 97.96 98.45 (0.5%) InterContinental (1) 99 16,237 91.05 88.13 3.3% 96.66 96.26 0.4% Sonesta (1) 49 8,326 84.53 85.02 (0.6%) 96.44 94.80 1.7% Wyndham 22 3,579 67.02 63.96 4.8% 70.89 70.96 (0.1%) Hyatt 22 2,724 79.34 78.70 0.8% 88.69 87.29 1.6% Carlson (2) 8 1,579 79.10 77.89 1.6% 92.00 89.35 3.0% Morgans 1 372 207.02 211.08 (1.9%) 227.16 243.36 (6.7%) All Hotels Total / Average 323 49,903 $ 87.70 $ 86.01 2.0% $ 95.59 $ 95.27 0.3% (1) Operating data includes data for periods prior to our ownership of certain hotels. (2) Operating data excludes data for periods prior to our sale of certain hotels. "ADR" is average daily rate; "RevPAR" is room revenue per available room. All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2017 COVERAGE B Y OPER ATING AGREEMENT AND MANAGE R 32 COVERAGE BY OPERATING AGREEMENT AND MANAGER (1) Number of For the Twelve Months Ended Operating Agreement Properties 12/31/2017 9/30/2017 6/30/2017 3/31/2017 12/31/2016 Marriott (no. 1) 53 1.25x 1.26x 1.28x 1.33x 1.37x Marriott (no. 234) 68 1.13x 1.12x 1.12x 1.13x 1.14x Marriott (no. 5) 1 0.91x 0.84x 0.80x 0.73x 0.74x Subtotal Marriott 122 1.16x 1.16x 1.16x 1.18x 1.20x InterContinental 99 1.15x 1.14x 1.17x 1.19x 1.20x Sonesta 49 0.77x 0.75x 0.80x 0.81x 0.80x Wyndham 22 0.84x 0.83x 0.83x 0.88x 0.90x Hyatt 22 1.13x 1.14x 1.13x 1.15x 1.16x Carlson 8 1.36x 1.35x 1.33x 1.30x 1.26x Morgans 1 0.82x 0.86x 0.90x 1.05x 1.01x Subtotal Hotels 323 1.06x 1.05x 1.07x 1.09x 1.10x TA (No. 1) 40 1.57x 1.58x 1.60x 1.60x 1.64x TA (No. 2) 40 1.49x 1.50x 1.51x 1.50x 1.52x TA (No. 3) 39 1.49x 1.50x 1.52x 1.52x 1.57x TA (No. 4) 40 1.37x 1.41x 1.45x 1.46x 1.55x TA (No. 5) 40 1.55x 1.56x 1.54x 1.55x 1.58x Subtotal TA 199 1.50x 1.51x 1.52x 1.53x 1.57x Total 522 1.21x 1.21x 1.22x 1.24x 1.26x Number of For the Three Months Ended Operating Agreement Properties 12/31/2017 9/30/2017 6/30/2017 3/31/2017 12/31/2016 Marriott (no. 1) 53 0.99x 1.50x 1.51x 1.00x 1.01x Marriott (no. 234) 68 0.97x 1.22x 1.30x 1.01x 0.95x Marriott (no. 5) 1 0.95x 1.05x 0.76x 0.90x 0.66x Subtotal Marriott 122 0.98x 1.31x 1.35x 1.00x 0.96x InterContinental 99 1.06x 1.25x 1.29x 0.99x 1.04x Sonesta 49 0.60x 0.82x 1.12x 0.52x 0.53x Wyndham 22 0.73x 1.15x 1.19x 0.30x 0.67x Hyatt 22 0.87x 1.17x 1.37x 1.10x 0.94x Carlson 8 0.96x 1.73x 1.53x 1.23x 0.90x Morgans 1 0.50x 0.97x 0.47x 1.34x 0.67x Subtotal Hotels 323 0.91x 1.19x 1.27x 0.88x 0.88x TA (No. 1) 40 1.51x 1.80x 1.69x 1.26x 1.56x TA (No. 2) 40 1.48x 1.69x 1.61x 1.20x 1.51x TA (No. 3) 39 1.41x 1.76x 1.61x 1.17x 1.47x TA (No. 4) 40 1.33x 1.60x 1.53x 1.04x 1.46x TA (No. 5) 40 1.53x 1.74x 1.64x 1.29x 1.56x Subtotal TA 199 1.46x 1.72x 1.62x 1.20x 1.51x Total 522 1.09x 1.37x 1.39x 0.99x 1.09x (1) We define coverage as combined total property level revenues minus all property level expenses and FF&E reserve escrows which are not subordinated to minimum returns or rents due to us, divided by the minimum returns or rents due to us (which data is provided to us by our managers or tenants). Coverage amounts for our Sonesta, InterContinental and TA Nos. 1, 2, 3 and 4 agreements include data for periods prior to our ownership of certain properties. Coverage amounts for our Carlson agreement exclude data for periods prior to our sale of certain hotels. All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants’ operating data.